Debt Obligations and Financing Arrangements - Scheduled Principal Payments of Debt (Detail) - USD ($) $ in Thousands	Oct. 31, 2015	Jan. 31, 2015	Nov. 01, 2014
Long-term Debt, Fiscal Year Maturity
January 30, 2016		$ 7,794
January 28, 2017		3,350
February 3, 2018		3,350
February 2, 2019		3,350
February 1, 2020		306,231
Thereafter		0
Total cash principal payments		324,075
Less: Unamortized original issue discount		(2,788)
Total cash principal payments, net	$ 212,377	$ 321,287	$ 321,969